EXHIBIT 10.2
                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (this "Agreement") is made as of this 3rd day of August, 1998, by and between Visual Data Corporation, a Florida corporation, whose principal place of business is 1291 SW 29 Avenue, Pompano Beach, Florida 33069 (the "Company") and Jeff Braile, an individual who resides at 800 SE 2 Street, Unit K, Fort Lauderdale, Florida 33301 (the "Consultant").

                                R E C I T A L S:

         WHEREAS, the Company desires to retain the Consultant to provide certain consulting services as hereinafter specifically set forth.

         WHEREAS, the Consultant desires to provide certain consulting services to the Company in accordance with the terms and conditions contained hereinafter.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Consulting Services. During the term of this Agreement, the Consultant is hereby retained by the Company to provide consulting services to the Company, as said services relate to providing the Company with advice to and consulting with the Company's management regarding the structure, development and marketing of the Company's Data Acquisition division. The Consultant shall provide such consulting services as are reasonably requested by the Company during the term of this Agreement. While the level and scope of services that may reasonably be requested hereunder shall be dependent, in part, on the amount of compensation to be paid to the Consultant by the Company hereunder, Consultant shall devote at least four hours per week during the term of this Agreement to rendering the consulting services contemplated hereunder. Notwithstanding anything herein contained to the contrary, the Consultant shall have no management or supervisory role, duty or authority within the Company and shall have no authority to bind the Company in any manner, the scope of the consulting services to be rendered by the Consultant hereunder to be limited to those as set forth herein.

         2. Term. The term of this Agreement shall be for twelve (12) months commencing as of the date first written above and terminating on August 2, 1999. Thereafter, this Agreement may be renewed for subsequent twelve-month terms upon the mutual agreement of the parties.

         3. Compensation. As full and complete consideration for the performance of services hereunder, the Company shall pay the Consultant a consulting fee (the "Consulting Fee") of 20,000 shares of the Company's Common Stock which shall be issued to the Consultant upon the execution of this Agreement. The Consultant shall bear all expenses he incurs in rendering the services contemplated hereunder. As soon as practicable, the Company agrees to file a registration statement on Form S-8 with the Securities and Exchange Commission to register for public re-sale the stock being issued hereunder. In this regard, the Consultant represents and warrants to the Company that the services to be rendered by hereunder are not in connection with the offer or sale of securities in a capital raising transaction and such services do not directly or indirectly promote or maintain a market for the Company's securities, such services being specifically limited to those set forth in this Agreement.

         4. Confidentiality. The Consultant confirms his agreement that all non-public information pertaining to the prior, current or contemplated business of the Company which the Consultant has been made privy to in regards to his services to the Company constitute valuable and confidential assets of the Company. Such information includes, without limitation, information relating to customer lists, bidding procedures, intellectual property, patents, trademarks and trade secrets of the Company. Consultant represents and warrants that he shall hold all such information in trust and confidence for the Company and has not and shall not use or disclose any such information for other than the Company's business. Consultant agrees that he shall be liable for damages incurred by the Company as a result of the use or disclosure of such information by Consultant for any purpose other than the Company's business, except (i) where such information is publicly available or later becomes publicly available other than through a breach of this Agreement, or (ii) where such information is subsequently lawfully obtained by Consultant from a third party or parties, or
(iii) if such information is known to Consultant prior to the execution of this Agreement, or (iv) as may be required by law.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants that this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite corporate action; that the Company has the full right, power and capacity to execute and deliver this Agreement and perform its obligations hereunder; that the execution and delivery of this Agreement and the performance by the Company of its obligations pursuant to this Agreement do not constitute a breach of or a default under any agreement or instrument to which the Company is a party or by which it or any of its assets are bound; and that this Agreement, upon execution and delivery of the same by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms. The representations and warranties set forth herein shall survive the termination of this Agreement.

         6. Representations and Warranties of the Consultant. The Consultant represents and warrants hereunder that he has the full right, power and capacity to execute and deliver this Agreement and perform its obligations hereunder; that the execution and delivery of this Agreement and the performance by the Consultant of his obligations pursuant to this Agreement do not constitute a breach of or a default under any agreement or instrument to which the Consultant is a party or by which he or any of his assets are bound; and that this Agreement, upon execution and delivery of the same by the Consultant, will represent the valid and binding obligation of the Consultant enforceable in accordance with its terms. The representations and warranties set forth herein shall survive the termination of this Agreement.

         7. Amendment or Assignment. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, executed by the party against which such modification, waiver, amendment, discharge, or change is sought. This Agreement is not assignable by the Consultant without the prior written consent of the Company, which such consent may not be forthcoming.

         8. Notices. All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the day when delivered in person or transmitted by confirmed facsimile transmission or on the third calendar day after being mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the addresses herein above first mentioned or to such other address as any party hereto shall designate to the other for such purpose in the manner herein set forth.

         9. Entire Agreement. This Agreement contains all of the understandings and agreements of the parties with respect to the subject matter discussed herein. All prior agreements, whether written or oral, are merged herein and shall be of no force or effect.

         10. Severability. The invalidity, illegality or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provision of this Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

         11. Construction and Enforcement. This Agreement shall be construed in accordance with the laws of the State of Florida, without and application of the principles of conflicts of laws. If it becomes necessary for any party to institute legal action to enforce the terms and conditions of this Agreement, and such legal action results in a final judgment in favor of such party ("Prevailing Party"), then the party or parties against whom said final judgment is obtained shall reimburse the Prevailing Party for all direct, indirect or incidental expenses incurred, including, but not limited to, all attorney's's fees, court costs and other expenses incurred throughout all negotiations, trials or appeals undertaken in order to enforce the Prevailing Party's rights hereunder. Any suit, action or proceeding with respect to this Agreement shall be brought in the state or federal courts located in Broward County in the State of Florida. The parties hereto hereby accept the exclusive jurisdiction and venue of those courts for the purpose of any such suit, action or proceeding. The parties hereto hereby irrevocably waive, to the fullest extent permitted by law, any objection that any of them may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any judgment entered by any court in respect thereof brought in Broward County, Florida, and hereby further irrevocably waive any claim that any suit, action or proceeding brought in Broward County, Florida, has been brought in an inconvenient forum.

         12. Binding Nature, No Third Party Beneficiary. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties, and their respective successors and assigns, and is made solely and specifically for their benefit. No other person shall have any rights, interest or claims hereunder or be entitled to any benefits under or on account of this Agreement as a third-party beneficiary or otherwise.

         13. Counterparts. This Agreement may be executed in any number of counterparts, including facsimile signatures which shall be deemed as original signatures. All executed counterparts shall constitute one Agreement, notwithstanding that all signatories are not signatories to the original or the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                             VISUAL DATA CORPORATION

                             By: /s/ Randy S. Selman
                                 ---------------------------
                                 Randy S. Selman, President


                             THE CONSULTANT

                                 /s/ Jeff Braile
                                 ---------------------------
                                 Jeff Braile